Princeton Premium Fund

Class A shares: PPFAX

Class C shares: PPFCX

Class I shares: PPFIX

a series of Northern Lights Fund Trust

Supplement dated August 9, 2023 to the Fund’s

Prospectus and Statement of Additional Information

dated January 30, 2023

__________________________________________

The following disclosure hereby replaces the sections entitled “Principal Investment Risks” on pages 2 and 7 of the Fund’s prospectus:

Distribution Policy Risk. The Fund pays quarterly distributions on Fund shares at a target rate that represents an annualized payout of approximately 4.0% on the Fund’s per-share net asset value on the date of a distribution’s declaration. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. The Fund will provide disclosures, with each quarterly distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.

_________________________

This Supplement and the Fund’s existing Prospectus and SAI dated January 30,2023 provides relevant information for all shareholders and should be retained for future reference. The Fund’s SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-888-868-9501.